CORPORATE
HIGH YIELD
FUND, INC.







FUND LOGO






Semi-Annual Report

November 30, 1995




This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





CORPORATE HIGH YIELD FUND, INC.


The Benefits and
Risks of
Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.






DEAR SHAREHOLDER

After a strong start to the year, the high-yield market slowed its pace of growth over the six months ended November 30, 1995. An improved Treasury market, better technicals and strong corporate earnings reports pushed up high-yield bond prices early in 1995. As the year progressed, a heavy new-issue calendar and concerns about a cyclical earnings slowdown moderated high-yield bond performance. For the six months ended November 30, 1995, the total return on the unmanaged Merrill Lynch High Yield Master Index was +5.46%, underperforming the +6.52% of the ten-year Treasury bond as well as the +14.89% total return of the Standard & Poor's 500 Index.

Overall, bonds in the higher rating categories outperformed lower rating categories, as BB bonds generally are tied more closely to Treasury yields and lower-rated bonds are more dependent on earnings prospects. Sectors in the high-yield market with the best performance in the past six months included airlines, cable TV, homebuilders, utilities and media. Improved returns for these sectors primarily reflect a more optimistic fundamental environment. The retail sector and supermarkets have underperformed throughout the six months ended November 30, 1995.

In the near term, high-yield bond prices should remain fairly stable. Though high-yield bonds are near historically tight spreads relative to ten-year Treasury bonds, spreads have widened in recent months. This gives the high-yield market modest upside potential relative to Treasury securities or a possible "cushion" in the event of a weakening Treasury market. The high-yield market received sizeable inflows of cash during 1995, which lends further support to market prices. Initial public equity offerings and equity infusions may also continue to provide credit support. However, over the next few months a slowing economy may lead to some earnings disappointments and falling bond prices for specific issuers. We also believe that defaults and credit problems will continue to rise, but remain moderate by historic standards.

Fund Performance
For the six-month period ended November 30, 1995, the total investment return on the Fund's Common Stock was +5.79%, based on a change in the per share net asset value from $13.35 to $13.38, and assuming reinvestment of $0.727 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.81%. Throughout the six-month period, the Fund was, on average, 14% leveraged. On November 30, 1995, the Fund was 20% leveraged, having borrowed $73 million of the $150 million of credit available at an average borrowing cost of 6.32%.

The best-performing sectors in the Fund included airlines, transportation and communications. The improvement in the airline sector primarily reflects rebounding profitability at USAir Inc., one of our largest holdings. During the six-month period ended November 30, 1995, we sold our entire positions in Delta Air Lines Inc. and United Airlines, Inc., as prices on these bonds had risen sharply. The transportation sector was buoyed by favorable earnings reports as well as the initial public offering of Viking Star Shipping Co., Inc., now known as Teekay Shipping Corp. In the communications sector, cellular service and emerging markets phone companies showed improved bond performance. Pan Am Sat L.P., our largest Fund holding, strengthened on the news of a successful initial public offering. Dial Page, Inc. bonds were called at a profit when the company was bought by Mobile Media. We also took advantage of market strength to sell our position in fully valued Horizon Cellular Telephone Co.

Our single best-performing bond during the period was in computer service sector as SHL Systemhouse, Inc. bonds soared over 20 points when the company was bought out by MCI Communications. Cyclical weakness dampened prices of steel and specialty retailing holdings. Strong performance in most of our gaming holdings was more than offset by the late November surprise Chapter 11 bankruptcy filing of Harrah's Jazz Company. We believe asset values support our position in this issue.

Portfolio Strategy
Given the continued drop in interest rates and our moderately positive outlook on the high-yield market during the six months ended November 30, 1995, we increased the Fund's leverage somewhat. At the same time, we attempted to buy bonds that were cushioned from the effects of rising interest rates as well as having limited potential for near-term earnings disappointments. Among these purchases were Walter Industries Inc., 12.19% due 2000, Southdown Inc., 14% due 2001, and Riverwood International Corp., 11.25% due 2002. As we anticipate continued favorable market conditions, we expect to maintain our leverage position within the range of the past six months. (For complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Generally, during the six-month period ended November 30, 1995, we found better value in the B rating category than in higher-rated paper. We added modestly to steel positions on weakness, buying WCI Steel, Inc., Weirton Steel Corp. and Gulf States Steel Acquisition Corp. in the belief that these companies were well-positioned to weather a downturn in the steel markets. Emerging markets continued to offer good value during the period. Positions added in Argentina included Transport de Gas del Sur, a natural gas pipeline company, Metrogas, a gas utility, Telecom Argentina STET S.A., a telephone company, and Republic of Argentina, foreign government obligations. In Colombia we purchased BBB-rated bonds of Oleoducto Central S.A., an oil pipeline construction project with strong ownership including the Colombian government oil company, Transcanada Pipelines and British Petroleum. We also purchased Comunicacion Celular, a cellular telephone company owned 50% by Bell Canada and the remainder by two large Colombian telephone companies. This brought the Fund's emerging market position to 10% of total long-term investments. Although emerging markets investment opportunities may arise, we do not expect to significantly increase our exposure in this sector for the foreseeable future.

Industry groups we have overweighted because of above-average value included broadcasting & publishing, broadcasting/cable, and communications, which aggregated 17.3% of total long-term investments. This broad media category includes cable TV operations in the United States, Canada, and Great Britain, television broadcasting companies, as well as US and foreign cellular and paging services. Also included in this category were large telephone companies in Argentina and the Philippines whose bond ratings are below investment grade because of the sovereign risk of investing in these two countries. Other major industries represented in the portfolio as a percentage of total high-yield investments included: energy, 10.1%; utilities, 8.3%; gaming, 6.4%; and paper, 6.2%. The average portfolio maturity at November 30, 1995 was 7 years, 5 months.

In Conclusion
We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial goals in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager




(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager



January 3, 1996





PROXY RESULTS

During the six-month period ended November 30, 1995, Corporate High Yield Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted        Shares Voted
                                                                                      For          Without Authority
1. To elect the Fund's Board of Directors:   Joe Grills                            20,695,604            622,396
                                             Walter Mintz                          20,690,670            627,330
                                             Melvin R. Seiden                      20,696,888            621,112
                                             Stephen B. Swensrud                   20,695,204            622,796
                                             Harry Woolf                           20,682,498            635,502
                                             Arthur Zeikel                         20,687,529            630,471


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For            Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the independent auditors
   of the Fund to serve for the current fiscal year.                               20,755,121        145,449        417,431



SCHEDULE OF INVESTMENTS
                  S&P     Moody's      Face                                                                      Value
INDUSTRIES       Rating    Rating     Amount             Corporate Bonds                         Cost          (Note 1a)
Airlines--2.2%                                    USAir Inc.:
                  BB        B1     $ 3,266,059      11.20% due 3/19/2005                     $  2,874,133    $  3,396,539
                  BB-       B1       1,000,000      10.375% due 3/01/2013                         955,000         930,000
                  BB+       Ba2        368,000      Series A, 10.33% due 6/27/2002                386,113         369,159
                  BB+       Ba2        740,000      Series C, 10.33% due 6/27/2002                776,423         742,331
                  BB+       Ba2        892,000      Series D, 10.33% due 6/27/2002                935,904         894,810
                                                                                             ------------    ------------
                                                                                                5,927,573       6,332,839


Automobiles--1.5% B         B3       2,000,000    SPX, Inc., 11.75% due 6/01/2002               2,000,000       2,130,000
                  B+        Ba3      2,250,000  ++Walbro Corp., 9.875% due 7/15/2005            2,221,500       2,210,625
                                                                                             ------------    ------------
                                                                                                4,221,500       4,340,625


Broadcasting &    B         B3       5,000,000    Katz Corporation (The), 12.75% due
Publishing--1.9%                                  11/15/2002                                    5,418,750       5,512,500

Broadcasting/     CCC+      Caa      7,838,099    American Telecasting, Inc., 14.50%*
Cable--8.4%                                       due 6/15/2004                                 5,045,451       5,173,145
                  B-        B2       3,750,000    Argyle Television, 9.75% due 11/01/2005       3,750,000       3,693,750
                  CCC       B3       3,922,000    Australis Media Ltd., 14%* due
                                                  5/15/2003 (d)                                 2,145,362       2,843,450
                  BB-       B3       1,500,000    CAI Wireless Systems Inc., 12.25% due
                                                  9/15/2002                                     1,500,000       1,575,000
                  B-        Caa      8,312,000    EchoStar Communications Corp.,
                                                  12.875%* due 6/01/1999 (f)                    5,369,090       5,340,460
                                                  Videotron Holdings PLC:
                  B+        B3       6,160,000      11.125%* due 7/01/2004                      3,930,141       4,142,600
                  B+        B3       3,000,000      11%* due 8/15/2005                          1,811,833       1,770,000
                                                                                             ------------    ------------
                                                                                               23,551,877      24,538,405


Building          B         Caa      5,000,000    Inter-City Products Corp., 9.75% due
Products &                                        3/01/2000                                     4,836,250       3,250,000
Materials--3.0%   B         B2       5,025,000    Southdown Inc., 14% due 10/15/2001            5,549,484       5,527,500
                                                                                             ------------    ------------
                                                                                               10,385,734       8,777,500


Chemicals--3.8%   NR+++     Baa1     5,000,000  ++Acetex Corporation, 9.75% due
                                                  10/01/2003                                    4,978,150       5,112,500
                  B+        Ba3      7,680,000    G-I Holdings Inc., 11.38%* due
                                                  10/01/1998                                    5,611,740       5,836,800
                                                                                             ------------    ------------
                                                                                               10,589,890      10,949,300


Communications--  CCC+      B3       3,750,000    Cellular Communications, Inc.,
10.6%                                             13.25%* due 8/15/2000 (e)                     2,202,747       2,221,875
                  B+        B3       8,458,000    Comunicacion Celular, 13.125%* due
                                                  5/15/2001                                     4,502,851       4,562,034
                  CCC+      B3       4,000,000    Nextel Communications Inc., 9.75%*
                                                  due 8/15/2004                                 2,521,100       2,070,000
                  B-        B3       9,285,000    Pan Am Sat L.P., 11.375%* due 8/01/2003       6,929,512       7,474,425
                  BB        Ba2        750,000    Philippine Long Distance Telephone
                                                  Co., 9.875% due 8/01/2005                       749,903         780,000
                  BB-       B2       5,000,000    Rogers Communications Inc., 10.875% due
                                                  4/15/2004                                     5,015,625       5,200,000
                  BB-       B1       4,000,000  ++Telecom Argentina STET S.A., 8.375% due
                                                  10/18/2000                                    3,213,050       3,650,000
                  BB-       B1       5,000,000    Telefonica de Argentina S.A., 11.875%
                                                  due 11/01/2004                                4,900,400       5,012,500
                                                                                             ------------    ------------
                                                                                               30,035,188      30,970,834


Computer          B         Baa3     3,750,000    SHL Systemhouse Inc., 12.25% due
Services--1.6%                                    9/01/2001 (g)                                 3,687,157       4,631,250

Conglomerates--   BB-       B1       5,000,000    Coltec Industries, Inc., 10.25% due
5.8%                                              4/01/2002                                     5,325,000       5,125,000
                                                  Sequa Corp.:
                  BB        B2       2,000,000      9.625% due 10/15/1999                       2,055,000       1,920,000
                  B+        B3       3,000,000      9.375% due 12/15/2003                       2,941,250       2,700,000
                  BB-       B1       2,000,000    Sherritt Gordon Ltd., 9.75% due
                                                  4/01/2003                                     1,942,500       2,080,000
                  NR+++     NR+++    5,000,000  ++Walter Industries Inc., 12.19% due
                                                  3/15/2000                                     5,075,000       5,062,500
                                                                                             ------------    ------------
                                                                                               17,338,750      16,887,500


Consumer          NR+++     B3       3,000,000  ++Cabot Safety, 12.50% due 7/15/2005            3,000,000       3,135,000
Products--6.9%    B         NR+++    5,000,000    Coleman Holdings, Inc., 10.70%* due
                                                  5/27/1998                                     3,861,690       3,975,000
                  B-        Caa      5,000,000  ++Polymer Group Inc., 12.25% due
                                                  7/15/2002 (c)                                 4,938,750       5,150,000
                                                  Revlon Consumer Products Corp.:
                  B         B2       1,500,000      9.50% due 6/01/1999                         1,366,882       1,515,000
                  B         B2       1,500,000      9.375% due 4/01/2001                        1,361,446       1,501,875
                  B-        B3       2,250,000  ++Samsonite Corp., 11.125% due
                                                  7/15/2005                                     2,175,938       2,115,000
                  NR+++     B3       2,000,000    Selmer Company, Inc., 11% due
                                                  5/15/2005                                     2,000,000       1,970,000
                  NR+++     NR+++      750,000    Tarkett International, 9% due
                                                  3/01/2002                                       686,250         795,000
                                                                                             ------------    ------------
                                                                                               19,390,956      20,156,875



SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's      Face                                                                      Value
INDUSTRIES       Rating    Rating     Amount             Corporate Bonds                         Cost          (Note 1a)
Consumer          B         B2     $ 1,500,000    Affinity Group, Inc., 11.50% due
Services--0.5%                                    10/15/2003                                 $  1,462,500    $  1,545,000


Diversified--1.0% B-        B3       3,000,000  ++Crain Industries, 13.50% due
                                                  8/15/2005                                     3,000,000       3,037,500

Energy--12.3%     BB-       Ba3      1,000,000    California Energy Company, Inc.,
                                                  9.875% due 6/30/2003                          1,000,000       1,035,000
                  B+        B1       8,275,000    Clark R&M Holdings, Inc., 10.54%*
                                                  due 2/15/2000                                 5,366,001       5,409,781
                  NR+++     NR+++    6,500,000    Consolidated Hydro Inc., 12%* due
                                                  7/15/2003                                     4,811,618       3,802,500
                  BB        B1       5,000,000    Gulf Canada Resource Ltd., 9% due
                                                  8/15/1999                                     4,950,000       5,175,000
                  BB-       B1       4,000,000    Maxus Energy Corp., 11.50% due
                                                  11/15/2015                                    4,257,500       4,100,000
                  BBB-      Baa3     5,000,000  ++Oleoducts Central S.A., 9.35% due
                                                  9/01/2005                                     5,000,000       4,987,500
                  B+        Ba3        750,000    Rowan Companies, Inc., 11.875% due
                                                  12/01/2001                                      810,000         808,125
                  B-        Caa      3,000,000    Transamerican Refining Corporation,
                                                  16.50% due 2/15/2002                          2,999,582       3,045,000
                  BB+       B2       5,000,000    TransTexas Gas Corp., 11.50% due
                                                  6/15/2002 (c)                                 5,000,000       5,162,500
                  BB-       B1       2,500,000    Yacimientos Petroliferos Fiscales S.A.
                                                  (Sponsored) (ADR), 8% due 2/15/2004 (b)       1,697,500       2,237,500
                                                                                             ------------    ------------
                                                                                               35,892,201      35,762,906


Entertainment--   BB-       B1       6,000,000    Marvel Holdings, Inc., 9.125% due
2.4%                                              2/15/1998                                     5,310,000       5,520,000
                  D         Caa      6,985,000    SPI Holdings, Inc., 11.50% due
                                                  10/01/2001                                    6,061,826       1,606,550
                                                                                             ------------    ------------
                                                                                               11,371,826       7,126,550


Financial         BB-       B1       5,000,000    Reliance Group Holdings Inc., 9.75%
Services--                                        due 11/15/2003                                5,008,750       5,118,750
1.8%


Food & Beverage-- B+        B3       3,000,000    Chiquita Brands International Inc.,
4.8%                                              11.50% due 6/01/2001                          3,180,000       3,150,000
                  B         B2       4,000,000    Coca-Cola Bottling Group, 9% due
                                                  11/15/2003                                    4,000,000       4,000,000
                  B         B3       2,500,000    Curtice-Burns Foods, Inc., 12.25%
                                                  due 2/01/2005                                 2,500,000       2,575,000
                  B         B3       5,000,000    Fresh Del Monte Produce, 10% due
                                                  5/01/2003                                     4,801,875       4,375,000
                                                                                             ------------    ------------
                                                                                               14,481,875      14,100,000

Foreign           BB-       B1       4,000,000    Republic of Argentina, 8.375% due
Government                                        12/20/2003                                    2,798,750       3,250,000
Obligations--
1.1%


Gaming--7.8%      BB        B1       5,500,000    Bally's Park Place, Inc., 9.25% due
                                                  3/15/2004                                     5,003,750       5,486,250
                  B+        B2       6,000,000    Greate Bay Property Funding Corp.,
                                                  10.875% due 1/15/2004                         5,930,000       5,190,000
                  D         B1       5,000,000    Harrah's Jazz Company, 14.25% due
                                                  11/15/2001                                    5,000,000       1,400,000
                  B         B2       5,000,000    Showboat, Inc., 13% due 8/01/2009             4,917,500       5,550,000
                  B+        B3       5,000,000    Trump Plaza Funding, Inc., 10.875%
                                                  due 6/15/2001                                 4,948,750       5,000,000
                                                                                             ------------    ------------
                                                                                               25,800,000      22,626,250


Home Builders--   B         B3       3,000,000    Greystone Homes, Inc., 10.75% due
0.9%                                              3/01/2004                                     3,000,000       2,700,000


Industrial        B-        B3       3,100,000  ++Day International Corp., 11.125%
Services--2.8%                                    due 6/01/2005                                 3,135,250       3,162,000
                  B-        Caa      5,065,000    Southeastern Public Service
                                                  Company, 11.875% due 2/01/1998                5,064,295       5,065,000
                                                                                             ------------    ------------
                                                                                                8,199,545       8,227,000


Metals & Mining-- B-        B2       4,200,000    Kaiser Aluminum & Chemical Corp.,
5.2%                                              12.75% due 2/01/2003                          4,389,000       4,599,000
                  B-        B3       8,000,000    Maxxam Group, Inc., 12.25%* due
                                                  8/01/2003                                     5,823,270       5,480,000
                  NR+++     NR+++    4,700,000    Renco Metals Inc., 12% due
                                                  7/15/2000                                     5,103,000       5,076,000
                                                                                             ------------    ------------
                                                                                               15,315,270      15,155,000


Packaging--1.6%   B-        B3       5,000,000    Silgan Holdings, Inc., 13.25%*
                                                  due 12/15/2002                                4,732,720       4,725,000

Paper--7.5%       B+        B2       4,000,000    Container Corporation of America,
                                                  9.75% due 4/01/2003                           4,080,000       3,930,000
                  B         B3       3,375,000    Crown Paper Co., 11% due 9/01/2005            3,142,969       3,155,625
                  BB-       Ba3      2,000,000    Repap New Brunswick, Inc., 9.875%
                                                  due 7/15/2000                                 2,000,000       2,030,000
                  B+        B1       3,000,000    Repap Wisconsin Finance, Inc., 9.25%
                                                  due 2/01/2002                                 2,638,750       2,880,000
                  B         B1       5,000,000    Riverwood International Corp., 11.25%
                                                  due 6/15/2002                                 5,409,375       5,362,500
                  B+        B1       4,000,000    S.D. Warren Co., 12% due 12/15/2004           4,000,000       4,420,000
                                                                                             ------------    ------------
                                                                                               21,271,094      21,778,125


Restaurants &     CCC+      Caa      6,000,000    Flagstar Corp., 11.375% due 9/15/2003         6,225,000       4,440,000
Food
Services--1.5%


Retail            B-        Caa      5,000,000    Pamida Holdings Inc., 11.75% due
Specialty--                                       3/15/2003                                     4,978,750       4,000,000
2.6%              B-        B3       4,000,000    Specialty Retailers, Inc., 11% due
                                                  8/15/2003                                     4,000,000       3,640,000
                                                                                             ------------    ------------
                                                                                                8,978,750       7,640,000


Steel--2.8%       B1        NR+++    3,500,000    Gulf States Steel Acquisition Corp.,
                                                  13.50% due 4/15/2003                          3,424,413       3,080,000
                  B+        B1       2,750,000    WCI Steel, Inc., 10.50% due 3/01/2002         2,688,125       2,636,563
                  B         B2       2,500,000  ++Weirton Steel Corp., 10.75% due
                                                  6/01/2005                                     2,350,000       2,325,000
                                                                                             ------------    ------------
                                                                                                8,462,538       8,041,563


Supermarkets--    B-        B3       1,137,396    Grand Union Co., 12% due 9/01/2004            1,151,684         998,065
2.0%                                              Ralph's Grocery Co.:
                  B         B1       1,000,000      10.45% due 6/15/2004                        1,001,250         990,000
                  A         A3       4,000,000      11% due 6/15/2005                           3,861,250       3,840,000
                                                                                             ------------    ------------
                                                                                                6,014,184       5,828,065

SCHEDULE OF INVESTMENTS (concluded)
                  S&P     Moody's      Face                                                                      Value
INDUSTRIES       Rating    Rating     Amount             Corporate Bonds                         Cost          (Note 1a)
Textiles--2.0%    NR+++     NR+++  $ 4,000,000  ++Decorative Home Accents, Inc., 13%
                                                  due 6/30/2002                              $  3,976,787    $  3,960,000
                  B+        B3       2,000,000    Westpoint Stevens Inc., 9.375% due
                                                  12/15/2005                                    1,981,250       2,010,000
                                                                                             ------------    ------------
                                                                                                5,958,037       5,970,000


Transportation    BB-       Ba2      4,000,000    Eletson Holdings, Inc., 9.25% due
Services--3.4%                                    11/15/2003                                    4,013,750       3,980,000
                  B-        B3       4,250,000    Transtar Holdings, L.P., 13.375%*
                                                  due 12/15/2003                                2,644,317       2,805,000
                  B+        Ba3      3,150,000    Viking Star Shipping Co., Inc.,
                                                  9.625% due 7/15/2003                          2,919,500       3,236,625
                                                                                             ------------    ------------
                                                                                                9,577,567      10,021,625


Utilities--10.0%  B+        B1       2,954,000    Beaver Valley Funding Corp., 9%
                                                  due 6/01/2017                                 2,281,160       2,492,378
                                                  CTC Mansfield Funding Corp.:
                  B+        Ba3      2,000,000      10.25% due 3/30/2003                        1,855,625       2,027,500
                  B+        Ba3      3,000,000      11.125% due 9/30/2016                       3,213,750       3,130,950
                  BB-       B1       4,000,000  ++Metrogas Inc., 12% due 8/15/2000              3,997,500       3,920,000
                  BB        Ba3      4,329,158    Midland Cogeneration Venture Limited
                                                  Partnership, 10.33% due 7/23/2002**           4,242,575       4,545,616
                  B+        B1       4,000,000    Texas-New Mexico Power Co., 10.75% due
                                                  9/15/2003                                     4,085,000       4,320,000
                  NR+++     NR+++    4,000,000    Transportadora de Gas Del Sur S.A.,
                                                  7.75% due 12/23/1998                          3,544,687       3,660,000
                  NR+++     NR+++    5,106,532  ++Tucson Electric & Power Co., 10.21%
                                                  due 1/01/2009                                 4,798,574       5,131,299
                                                                                             ------------    ------------
                                                                                               28,018,871      29,227,743


Waste Manage-     B         B3       4,000,000    Mid-American Waste Systems, Inc.,
ment--1.3%                                        12.25% due 2/15/2003                          4,000,000       3,720,000


                                                  Total Investments in
                                                  Corporate Bonds--121.0%                     360,116,853     353,138,705




                                   Shares Held               Common Stock

Supermarkets--                          70,697    Grand Union Co.                               4,152,500         530,228
0.2%


Textiles--0.0%                           4,000    Decorative Home Accents, Inc.                    30,713          40,000


                                                  Total Investments in
                                                  Common Stock--0.2%                            4,183,213         570,228


                                                      Preferred Stock & Warrants

Broadcasting &                          95,665    K-III Communications Corp.                    2,606,871       2,570,997
Publishing--0.9%


Broadcasting/                           45,725    American Telecasting, Inc. (Warrants)
Cable--0.0%                                       (a)                                                  --         137,175


Energy--0.0%                            16,835    Transamerican Refining Corporation
                                                  (Warrants)(a)                                    40,388          58,922


Steel--0.0%                              3,500    Gulf States Steel Acquisition Corp.
                                                  (Warrants)(a)                                    38,087             875


                                                  Total Investments in Preferred Stock
                                                  & Warrants--0.9%                              2,685,346       2,767,969


                                   Face Amount              Short-Term Securities

Commercial                         $   479,000    General Electric Capital Corp., 5.90%
Paper***--0.2%                                    due 12/01/1995                                  479,000         479,000


                                                  Total Investments in Short-Term
                                                  Securities--0.2%                                479,000         479,000


                                                  Total Investments--122.3%                  $367,464,412     356,955,902
                                                                                             ============
                                                  Liabilities in Excess of Other
                                                  Assets--(22.3%)                                             (65,077,077)
                                                                                                             ------------
                                                  Net Assets--100.0%                                         $291,878,825
                                                                                                             ============

                 *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
                **Subject to principal paydowns.
               ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
               (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
               (b)American Depositary Receipts (ADR).
               (c)Non-income producing security.
               (d)Each $1,000 face amount contains one warrant of Australis Media
                  Ltd.
               (e)Each $1,000 face amount contains one warrant of Cellular
                  Communications Inc.
               (f)Each $1,000 face amount contains six warrants of EchoStar
                  Communications Corp.
               (g)Each $1,000 face amount contains one warrant of SHL Systemhouse
                  Inc.
               +++Not Rated.
                ++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $52,959,000, representing 18.1% of net assets.

                                                                  Acquisition                       Value
                  Issue                                              Date(s)          Cost        (Note 1a)
                  Acetex Corporation, 9.75% due
                  10/01/2003                                         9/22/1995    $ 4,978,150    $ 5,112,500
                  Cabot Safety, 12.50% due 7/15/2005                 6/29/1995      3,000,000      3,135,000
                  Crain Industries, 13.50% due
                  8/15/2005                                          8/22/1995      3,000,000      3,037,500
                  Day International Corp.,
                  11.125% due 6/01/2005                   5/26/1995-10/02/1995      3,135,250      3,162,000
                  Decorative Home Accents, Inc.,
                  13% due 6/30/2002                        6/30/1995-9/20/1995      3,976,787      3,960,000
                  Metrogas Inc., 12%
                  due 8/15/2000                            8/07/1995-9/07/1995      3,997,500      3,920,000
                  Oleoducts Central S.A.,
                  9.35% due 9/01/2005                                6/21/1995      5,000,000      4,987,500
                  Polymer Group Inc.,
                  12.25% due 7/15/2002                    6/17/1994-11/16/1994      4,938,750      5,150,000
                  Samsonite Corp., 11.125%
                  due 7/15/2005                          10/03/1995-10/13/1995      2,175,938      2,115,000
                  Telecom Argentina STET S.A.,
                  8.375% due 10/18/2000                    3/14/1995-8/02/1995      3,213,050      3,650,000
                  Tucson Electric & Power Co.,
                  10.21% due 1/01/2009                     6/25/1993-7/28/1993      4,798,574      5,131,299
                  Walbro Corp., 9.875%
                  due 7/15/2005                                      9/25/1995      2,221,500      2,210,625
                  Walter Industries Inc.,
                  12.19% due 3/15/2000                              10/10/1995      5,075,000      5,062,500
                  Weirton Steel, Inc., 10.50%
                  due 6/01/2005                                      6/30/1995      2,350,000      2,325,000

                  Total                                                           $51,860,499    $52,958,924
                                                                                  ===========    ===========

                  See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$367,464,412)
                    (Note 1a)                                                                               $356,955,902
                    Cash                                                                                             185
                    Receivables:
                      Interest                                                             $  8,584,518
                      Securities sold                                                         2,032,500       10,617,018
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      52,694
                    Prepaid expenses and other assets                                                             47,030
                                                                                                            ------------
                    Total assets                                                                             367,672,829
                                                                                                            ------------


Liabilities:        Loans (Note 5)                                                                            73,000,000
                    Payables:
                      Securities purchased                                                    1,884,638
                      Interest on loans (Note 5)                                                688,412
                      Investment adviser (Note 2)                                               148,576
                      Commitment fees                                                            23,189        2,744,815
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        49,189
                                                                                                            ------------
                    Total liabilities                                                                         75,794,004
                                                                                                            ------------


Net Assets:         Net assets                                                                              $291,878,825
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized                             $  2,181,983
                    Paid-in capital in excess of par                                                         305,330,684
                    Undistributed investment income--net                                                       2,577,784
                    Accumulated realized capital losses on investments--net (Note 6)                          (7,703,116)
                    Unrealized depreciation on investments--net                                              (10,508,510)
                                                                                                            ------------
                    Total--Equivalent to $13.38 per share based on 21,819,834
                    shares of capital stock outstanding (market price $13.50)                               $291,878,825
                                                                                                            ============
                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1995
Investment Income   Interest and discount earned                                                            $ 18,027,762
(Note 1d):          Dividends                                                                                    137,519
                    Other                                                                                        292,500
                                                                                                            ------------
                    Total income                                                                              18,457,781
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                                             1,624,348
                    Investment advisory fees (Note 2)                                                            845,542
                    Borrowing costs (Note 5)                                                                     133,277
                    Professional fees                                                                             57,253
                    Accounting services (Note 2)                                                                  46,322
                    Transfer agent fees                                                                           36,021
                    Printing and shareholder reports                                                              33,214
                    Directors' fees and expenses                                                                  22,979
                    Custodian fees                                                                                13,669
                    Amortization of organization expenses (Note 1e)                                                8,724
                    Pricing services                                                                               3,983
                    Listing fees                                                                                     190
                    Other                                                                                         21,349
                                                                                                            ------------
                    Total expenses                                                                             2,846,871
                                                                                                            ------------
                    Investment income--net                                                                    15,610,910
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          1,090,294
Unrealized Gain     Change in unrealized depreciation on investments--net                                       (488,906)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 16,212,298
--Net                                                                                                       ============
(Notes 1b,
1d & 3):
                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1995     May 31, 1995
Operations:         Investment income--net                                                 $ 15,610,910     $ 33,990,666
                    Realized gain (loss) on investments--net                                  1,090,294       (9,784,578)
                    Change in unrealized depreciation on investments--net                      (488,906)      13,263,210
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     16,212,298       37,469,298
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (15,701,432)     (33,990,929)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (15,701,432)     (33,990,929)
                                                                                           ------------     ------------


Capital Stock       Offering costs resulting from the issuance of Common Stock                       --            3,582
Transactions        Value of shares issued to Common Stock shareholders in
(Note 4):           reinvestment of dividends and distributions                               4,082,489       11,066,549
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              4,082,489       11,070,131
                                                                                           ------------     ------------


Net Assets:         Total increase in net assets                                              4,593,355       14,548,500
                    Beginning of period                                                     287,285,470      272,736,970
                                                                                           ------------     ------------
                    End of period*                                                         $291,878,825     $287,285,470
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,577,784     $  2,668,306
                                                                                           ============     ============


                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Six Months Ended November 30, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 16,212,298
Operating           Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (1,474,608)
                      Increase in other assets                                                                    (1,623)
                      Increase in other liabilities                                                              350,839
                      Realized and unrealized gain on investments--net                                          (582,457)
                      Amortization of discount                                                                (3,907,625)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 10,596,824
                                                                                                            ------------


Cash Used for       Proceeds from sales of long-term investments                                             108,672,072
Investing           Purchases of long-term investments                                                      (134,773,372)
Activities:         Purchases of short-term investments                                                     (202,609,380)
                    Proceeds from sales and maturities of short-term investments                             202,732,000
                                                                                                            ------------
                    Net cash used for investing activities                                                   (25,978,680)
                                                                                                            ------------

Cash Provided by    Short-term borrowings--net                                                                27,000,000
Financing           Dividends paid to shareholders                                                           (11,618,943)
Activities:                                                                                                 ------------
                    Net cash provided by financing activities                                                 15,381,057
                                                                                                            ------------


Cash:               Net increase in cash                                                                            (799)
                    Cash at beginning of period                                                                      984
                                                                                                            ------------
                    Cash at end of period                                                                   $        185
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  1,213,563
Information:                                                                                                ============



Non-Cash            Reinvestment of dividends paid to shareholders                                          $  4,082,489
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                    The following per share data and ratios have been            For the        For the          Period
                    derived from information provided in the financial          Six Months       Year           June 25,
                    statements.                                                   Ended          Ended          1993++ to
                                                                                 Nov. 30,       May 31,          May 31,
                    Increase (Decrease) in Net Asset Value:                        1995++++       1995++++        1994
Per Share           Net asset value, beginning of period                         $  13.35       $  13.21        $  14.18
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .72           1.62            1.30
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .04            .14           (1.10)
                                                                                 --------       --------        --------
                    Total from investment operations                                  .76           1.76             .20
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.73)         (1.62)          (1.17)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  13.38       $  13.35        $  13.21
                                                                                 ========       ========        ========
                    Market price per share, end of period                        $  13.50       $ 13.625        $ 13.875
                                                                                 ========       ========        ========

Total Investment    Based on market price per share                                 4.59%+++      11.67%            .36%+++
Return:**                                                                        ========       ========        ========
                    Based on net asset value per share                              5.79%+++      14.92%           1.08%+++
                                                                                 ========       ========        ========


Ratios to Average   Expenses, excluding interest expense                             .72%*          .69%            .68%*
Net Assets:                                                                      ========       ========        ========
                    Expenses                                                        1.69%*         2.53%           1.76%*
                                                                                 ========       ========        ========
                    Investment income--net                                          9.25%*         9.03%           7.55%*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $291,879       $287,285        $272,737
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             29.96%         45.73%          45.82%
                                                                                 ========       ========        ========


                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended November 30, 1995, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner, &
Smith Inc. ("MLPF&S"), provided security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1995 were $135,908,010 and $99,787,503, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:



                                    Realized     Unrealized
                                     Gains         Losses

Long-term investments              $1,090,294   $(10,508,510)
                                   ----------   ------------
Total                              $1,090,294   $(10,508,510)
                                   ==========   ============


As of November 30, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $10,508,510, of which $11,710,289 related to appreciated securities and $22,218,799 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $367,464,412.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. For the six months ended November 30, 1995, shares issued and outstanding increased by 304,310 to 21,819,834 as a result of dividend reinvestment. At November 30, 1995, total paid-in capital amounted to $307,512,667.

5. Short-Term Borrowings:
On August 15, 1995, the Fund entered into a one-year loan commitment in the amount of $150,000,000. For this commitment, the Fund pays one quarter of 1%. For the six months ended November 30, 1995, the maximum amount borrowed was $75,000,000, the average amount borrowed was $48,841,530 and the daily weighted average interest rate was 6.58%. For the six months ended November 30, 1995, facility and commitment fees aggregated approximately $133,277.

6. Capital Loss Carryforward:
At May 31, 1995, the Fund had a capital loss carryforward of approximately $4,386,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.119006 per share, payable on December 18, 1995 to shareholders of record as of December 11, 1995.



PER SHARE INFORMATION

Per Share
Selected Quarterly
Financial Data*
                                                                             Net        Realized       Unrealized   Dividends
                                                                          Investment     Gains           Gains    Net Investment
For the Quarter                                                             Income      (Losses)        (Losses)      Income
December 1, 1993 to February 28, 1994                                        $.38         $ .10          $  .18        $.40
March 1, 1994 to May 31, 1994                                                 .39          (.05)          (1.57)        .38
June 1, 1994 to August 31, 1994                                               .38          (.09)           (.22)        .38
September 1, 1994 to November 30, 1994                                        .36          (.20)           (.60)        .36
December 1, 1994 to February 28, 1995                                         .49          (.04)            .50         .50
March 1, 1995 to May 31, 1995                                                 .39          (.13)            .92         .38
June 1, 1995 to August 31, 1995                                               .36          (.03)           (.01)        .37
September 1, 1995 to November 30, 1995                                        .36           .09            (.01)        .36

                                                                Net Asset Value              Market Price**
For the Quarter                                                High         Low           High            Low      Volume***
December 1, 1993 to February 28, 1994                         $15.06       $14.58        $15.625         $14.75      1,705
March 1, 1994 to May 31, 1994                                  14.58        13.17         14.25           12.50      1,588
June 1, 1994 to August 31, 1994                                13.45        12.83         14.125          12.625     1,570
September 1, 1994 to November 30, 1994                         12.94        12.23         13.50           11.00      2,712
December 1, 1994 to February 28, 1995                          12.55        11.86         13.00           11.375     2,147
March 1, 1995 to May 31, 1995                                  13.50        12.45         13.875          12.375     2,124
June 1, 1995 to August 31, 1995                                13.52        13.19         13.875          13.00      2,191
September 1, 1995 to November 30, 1995                         13.59        13.31         13.875          13.25      2,088

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




PORTFOLIO INFORMATION
                                                                                                                    Percent of
                                                                                                                    Net Assets
Ten Largest       Pan Am Sat L.P.              Pan Am Sat operates three communications satellites
Holdings          11.375%     8/01/2003        covering an area that includes 97% of the world's population, especially Latin America and Asia. Additional satellites are
                                               scheduled for launch in the coming years.                                  2.6%

                  USAir Inc.                   USAir is the sixth largest US airline with major hubs in
                  11.20%      3/19/2005        Pittsburgh, Charlotte, Philadelphia, and Baltimore. Our
                  10.375%     3/01/2013        investment is in equipment trust certificates secured by aircraft.
                  10.33%      6/27/2002                                                                                   2.2

                  Videotron Holdings PLC       Videotron is a start-up cable TV/telephone company operating
                  11%         8/15/2005        primarily in London. The company is owned 56% by Le Groupe
                  11.125%     7/01/2004        Videotron Ltee of Canada and 26% by a partnership between
                                               Bell Canada and Cable and Wireless PLC.                                    2.0

                  G-I Holdings                 This holding company indirectly owns all common stock of GAF
                  11.38%     10/01/1998        Building Material Corp.and nearly 81% of NYSE-listed International
                                               Specialty Products. These companies are leading manufacturers of
                                               residential roofing materials and specialty chemical products.             2.0

                  Showboat, Inc.               Showboat owns and operates the Showboat casino/hotels in Las Vegas
                  13%         8/01/2009        and Atlantic City and is constructing a casino in Sydney, Australia.       1.9

                  Katz Corporation             Katz is the largest broadcast media representation firm in the US.
                  12.75%     11/15/2002        The company sells and markets national spot advertising air time for
                                               TV and radio stations.                                                     1.9

                  Marvel Holdings, Inc.        Marvel is a holding company that controls 80% of Marvel Entertainment.
                  9.125%      2/15/1998        Marvel Entertainment is the largest publisher of comic books, including Spider-Man and X-Men, and a leading marketer of sports
                                               picture cards under the Fleer trade name.                                  1.9

                  Southdown Inc.               This company is a leading cement and ready-mixed concrete producer
                  14%        10/15/2001        with facilities in the Ohio Valley and in the Southwest and
                                               Southeast US. Ready-mix operations are in Florida, Georgia and
                                               Southern California.                                                       1.9

                  Bally's Park Place, Inc      Bally's Park Place is a center boardwalk casino/hotel in Atlantic
                  9.25%       3/15/2004        City. Our bonds are secured by a first mortgage lien on the property.      1.9

                  Maxxam Group, Inc.           Maxxam is a holding company whose affiliate, Kaiser Aluminum is a
                  12.25%      8/01/2003        leading producer of aluminum. Kaiser's common stock secures these bonds. Through subsidiaries, Pacific Lumber and Britt Lumber, Maxxam
                                               is the largest producer of premium-grade redwood lumber in the world.      1.9



Quality
Ratings

The quality ratings of securities in the Fund as of November 30, 1995 were as follows:

                                    Percent of
Rating                              Net Assets

A                                          1%
B                                          70
BB                                         30
CCC                                         6
D                                           1
NR(Not Rated)                              13




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

NYSE Symbol
COY